UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 4, 2007
          -------------------------------------------------------------



                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)



    Maryland                       001-09279                       13-3147497
    -------------------------------------------------------------------------
   (State or other            (Commission file No.)             (IRS Employer
     jurisdiction of                                                I.D. No.)
    incorporation)


           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
           ----------------------------------------------------------
           (Address of principal executive offices)        (Zip code)

                                  516-466-3100
               --------------------------------------------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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



Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2007, Marshall Rose, who has been a director of the registrant since 1989, resigned from the Board of Directors effective June 12, 2007, the date of the Annual Meeting of Shareholders of the registrant. Mr. Rose advised that he is resigning for personal reasons.

Item 9.01   Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Shell Company Transactions.

            Not applicable.

      (d)   Exhibits.

            99.1     Press release dated June 5, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ONE LIBERTY PROPERTIES, INC.



Date:     June 5, 2007                       By: /s/ Simeon Brinberg
                                             -----------------------
                                                     Simeon Brinberg
                                                     Senior Vice President

                                                              Exhibit 99.1

                          ONE LIBERTY PROPERTIES, INC.
                               60 Cutter Mill Road
                                    Suite 303
                           Great Neck, New York 11021
                            Telephone (516) 466-3100
                            Telecopier (516) 466-3132
                          www.onelibertyproperties.com

               ONE LIBERTY PROPERTIES ANNOUNCES THAT MARSHALL ROSE
                     SUBMITS RESIGNATION AS A BOARD MEMBER.

Great Neck, New York - June 5, 2007 - One Liberty Properties, Inc. (NYSE:OLP) today announced that Marshall Rose, a director of One Liberty, has submitted his resignation as a director effective as of June 12, 2007, the date of One Liberty's annual meeting of shareholders. Mr. Rose has served on the Board of Directors since 1989.

Fredric H. Gould, Chairman of the Board and Chief Executive Officer, stated, "I, along with the directors, officers and employees of One Liberty Properties, are deeply appreciative of the many contributions made by Marshall Rose during his long tenure on our Board of Directors. His valuable advice and counsel will be greatly missed."

In his resignation letter, Mr. Rose stated, "Due to the demands of my personal life, I have made a judgment to retire from all boards on which I have been serving. It has been my pleasure to have served as a member of the Board of Directors of One Liberty Properties since 1989. It has been an interesting and fulfilling 18 years. My best wishes . . . for the continued success of the Company."

One Liberty Properties is a real estate investment trust and invests primarily in improved commercial real estate under long term net lease.

Certain information contained in this press release, including information with respect to factors which may improve our future results of operations together with other statements and information publicly disseminated by One Liberty Properties, Inc. is forward looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. We intend such forward looking statements to be covered by the safe harbor provision for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for the purpose of complying with these safe harbor provisions. Information regarding certain important factors that could cause actual outcomes or other events to differ materially from any such forward looking statements appear in the Company's Form 10-K for the year ended December 31, 2006. You should not rely on forward looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements.

Contact: Simeon Brinberg, Senior Vice President
         (516) 466-3100